SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                             _________________________

                                   FORM 8-K
                                CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
       Date of Report (date of earliest event reported):  August 2, 2004

                     MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

    WISCONSIN                     0-18542                 06-1169935
    (State or Other            (Commission File         (IRS Employer
    Jurisdiction of               Number)               Identification
    Incorporation)                                            Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
           (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
                Registrant's telephone number, including area code

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events and Regulation FD Disclosure

On August 2, 2004, Mid-Wisconsin Financial Services, Inc. reported net income of $1.2 million or $0.70 basic earnings per share for the quarter ended June 30, 2004, as compared to $1.0 million, or $0.59 per share for the quarter ended June 30, 2003.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 *Press release dated August 2, 2004

      *This exhibit is furnished pursuant to Item 12 and shall not be deemed to have been filed by the registrant pursuant to Item 5.

Item 12. Results of Operation and Financial Condition

On August 2, 2004, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and incorporated in this Item 12 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  August 2, 2004                By: GENE C. KNOLL
                                         Gene C. Knoll
                                         President and Chief Executive Officer


                                 EXHIBIT INDEX
                                      to
                                   FORM 8-K
                                      of
                      MID-WISCONSIN FINANCIAL SERVICES, INC.
                              Dated August 2, 2004
                   Pursuant to Section 102(d) of Regulation S-T
                         (17 C.F.R. Section 232.102(d))

99.1 *Press release dated August 2, 2004

      *This exhibit is furnished pursuant to Item 12 and shall not be deemed to have been filed by the registrant pursuant to Item 5.